Exhibit 99.2

Pro forma Condensed Combined Balance Sheet as of December 31, 2010

                                                                    Historical
                                                                Por           Explorer
                                                               Favor          Anywhere
                                                             (audited)       (audited)
                                                                    December 31,
                                                           ----------------------------      Pro Forma           Combined
                                                               2010            2010          Adjustments         Companies
                                                           ------------    ------------     ------------        ------------
                         ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                $         --    $     12,643     $         --        $     12,643
  Acquisition related intangible assets                                                           20,000  (2)         20,000
  Goodwill                                                                                     1,283,414  (4)
                                                                                              (1,283,414) (6)             --
  Property and equipment, net                                        --          22,183                               22,183
                                                           ------------    ------------     ------------        ------------

TOTAL ASSETS                                               $         --    $     34,826     $     20,000        $     54,826
                                                           ============    ============     ============        ============

       LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                    $      2,022    $     58,825     $         --        $     60,847
  Accrued Interest                                                   --          16,065                               16,065
  Loan from shareholders                                         12,100                                               12,100
  Note Payble                                                        --         100,231               --             100,231
                                                           ------------    ------------     ------------        ------------
TOTAL LIABILITIES (ALL CURRENT)                                  14,122         175,121               --             189,243

STOCKHOLDERS' (DEFICIT) EQUITY
  Common Stock: $.001 par value, 300,000,000 shares
   authorized, 31,923,750 shares issued and
   outstanding as of December 31, 2010 and 2009                 262,500           2,614            2,614  (1)
                                                                                                  (2,614) (3)        265,114
  Additional paid-in capital                                    545,708         345,886        1,160,505  (1)
                                                                                                (345,886) (3)      1,706,213
  Accumulated deficit                                          (822,330)       (488,795)         488,795  (3)
                                                                                              (1,283,414) (6)     (2,105,744)
                                                           ------------    ------------     ------------        ------------

TOTAL STOCKHOLDERS' (DEFICIT) EQUITY                            (14,122)       (140,295)          20,000            (134,417)
                                                           ------------    ------------     ------------        ------------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY       $         --    $     34,826     $     20,000        $     54,826
                                                           ============    ============     ============        ============


(1)  To record the purchase price of $1,163,119 of stock issuance

(2) To record the value of intangible assets recorded as a result of the acquisition. Intangibles are comprised of Existing Technology of $20,000 with an estimated useful life of three years

(3)  To record the value of goodwill resulting from the acquisition

(4)  To eliminate Explorer's historical stockholder's equity

(6)  To write off goodwill as it is related to in-process R&D.

Pro forma Condensed Combined Statement of Operatons as of December 31, 2010

                                                                  Historical
                                                              Por           Explorer
                                                             Favor          Anywhere
                                                           (audited)       (audited)
                                                                  December 31,
                                                         ----------------------------      Pro Forma           Combined
                                                             2010            2010          Adjustments         Companies
                                                         ------------    ------------     ------------        ------------
Net revenues                                             $         --    $     11,683     $         --        $     11,683
Cost of revenues                                                   --              --             (556)               (556)
                                                         ------------    ------------     ------------        ------------
Gross profit                                                       --          11,683             (556)             11,127
                                                         ------------    ------------     ------------        ------------
Operating expenses:
  R&D                                                              --              --        1,283,414  (6)      1,283,414
  SG&A                                                         15,616          88,441                              104,057
                                                         ------------    ------------     ------------        ------------
Total operating expenses                                       15,616          88,441        1,283,414           1,387,471
                                                         ------------    ------------     ------------        ------------

Income (loss) from operations                                 (15,616)        (76,758)      (1,283,970)         (1,376,344)

Interest expense                                                   --          (6,104)                              (6,104)
Other income (expense), net                                        --          73,291                               73,291
                                                         ------------    ------------     ------------        ------------
Income (loss) before provision for income taxes               (15,616)         (9,571)      (1,283,970)         (1,309,157)
Provision for income taxes                                         --              --               --                  --
                                                         ------------    ------------     ------------        ------------
Net income (loss)                                        $    (15,616)   $     (9,571)    $ (1,283,970)       $ (1,309,157)
                                                         ============    ============     ============        ============

NET INCOME (LOSS) PER SHARES - BASIS                            (0.00)                                               (0.00)
NET INCOME (LOSS) PER SHARES - DILUTED                          (0.00)                                               (0.00)

Shares used in computing NI (loss) - Basic                262,500,000                                          262,507,000
Shares used in computing NI (loss) - Diluted              262,500,000                                          262,507,000


(6)  To write off goodwill as it is related to in-process R&D.